                                     PART I.  FINANCIAL INFORMATION

                               THE SUMMIT BANCORPORATION AND SUBSIDIARIES
                                       CONSOLIDATED BALANCE SHEET
                                               (Unaudited)

                                                                     SEPTEMBER 30,      DECEMBER 31,
                                                                         1995               1994
                                                                     -------------      ------------
                                                                              (IN THOUSANDS)
ASSETS
Cash and Due from Banks . . . . . . . . . . . . . . . . . . . . .       $ 259,414           $ 261,665
Federal Funds Sold and Other
   Short-Term Investments . . . . . . . . . . . . . . . . . . . .          68,883               8,208

Investment Securities:
   U.S. Treasury. . . . . . . . . . . . . . . . . . . . . . . . .          12,319              15,689
   U.S. Government Agency . . . . . . . . . . . . . . . . . . . .         667,121             390,695
   State and Municipal. . . . . . . . . . . . . . . . . . . . . .          22,008              47,919
   Other Securities . . . . . . . . . . . . . . . . . . . . . . .         308,407             253,696
                                                                        ---------           ---------
            Total Investment Securities (Market
             Value of $1,005,224 and $669,154). . . . . . . . . .       1,009,855             707,999

Securities Available for Sale:
   U.S. Treasury. . . . . . . . . . . . . . . . . . . . . . . . .          30,025              96,404
   U.S. Government Agency . . . . . . . . . . . . . . . . . . . .         487,839             615,301
   State and Municipal. . . . . . . . . . . . . . . . . . . . . .          17,519                   -
   Other Securities . . . . . . . . . . . . . . . . . . . . . . .         144,167             211,709
                                                                        ---------           ---------
            Total Securities Available for Sale . . . . . . . . .         679,550             923,414

Trading Account Securities. . . . . . . . . . . . . . . . . . . .             623               1,357

Loans           . . . . . . . . . . . . . . . . . . . . . . . . .       3,503,775           3,448,605
Less:  Allowance for Loan Losses. . . . . . . . . . . . . . . . .          90,819              91,169
                                                                        ---------           ---------
            Net Loans . . . . . . . . . . . . . . . . . . . . . .       3,412,956           3,357,436

Premises and Equipment. . . . . . . . . . . . . . . . . . . . . .          43,667              45,034
Other Real Estate Owned . . . . . . . . . . . . . . . . . . . . .          13,401              15,830
Accrued Interest Receivable . . . . . . . . . . . . . . . . . . .          34,776              29,600
Other Assets. . . . . . . . . . . . . . . . . . . . . . . . . . .          96,175             116,922
                                                                        ---------           ---------
            Total Assets. . . . . . . . . . . . . . . . . . . . .      $5,619,300          $5,467,465
                                                                        =========           =========
LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
   Demand       . . . . . . . . . . . . . . . . . . . . . . . . .       $ 800,273           $ 781,244
   Savings and NOW Accounts . . . . . . . . . . . . . . . . . . .       1,500,466           1,620,081
   Money Market Accounts. . . . . . . . . . . . . . . . . . . . .         847,542             770,987
   Certificates of Deposits of $100,000 and Over. . . . . . . . .         347,399             223,326
   Other Time . . . . . . . . . . . . . . . . . . . . . . . . . .       1,145,812           1,013,680
                                                                        ---------           ---------
            Total Deposits. . . . . . . . . . . . . . . . . . . .       4,641,492           4,409,318


Federal Funds Purchased and Other
  Short-Term Borrowings . . . . . . . . . . . . . . . . . . . . .         157,367             231,028
Accrued Expenses and Other Liabilities. . . . . . . . . . . . . .          65,456              56,786
Long-Term Debt. . . . . . . . . . . . . . . . . . . . . . . . . .         270,402             338,763
                                                                        ---------           ---------
            Total Liabilities . . . . . . . . . . . . . . . . . .       5,134,717           5,035,895

Stockholders' Equity:
   Preferred Stock, No Par Value, Authorized 12,000 Shares
     Cumulative Adjustable Rate
     Issued and Outstanding 504 and 800 Shares. . . . . . . . . .          12,612              20,000
   Common Stock, No Par Value,
     Authorized 50,000 Shares, Issued 33,982 and
     Issued and Outstanding 33,439 Shares . . . . . . . . . . . .          50,172              49,320
   Surplus      . . . . . . . . . . . . . . . . . . . . . . . . .         315,700             305,075
   Retained Earnings. . . . . . . . . . . . . . . . . . . . . . .         105,088              72,215
   Common Stock in Treasury, at Cost, 84 Shares . . . . . . . . .          (1,632)                  -
   Net Unrealized Gains (Losses) on Securities
      Available for Sale. . . . . . . . . . . . . . . . . . . . .           2,643             (15,040)
                                                                        ---------           ---------
            Total Stockholders' Equity. . . . . . . . . . . . . .         484,583             431,570
                                                                        ---------           ---------
            Total Liabilities and
               Stockholders' Equity . . . . . . . . . . . . . . .      $5,619,300          $5,467,465
                                                                        =========           =========



SEE ACCOMPANYING NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                            THE SUMMIT BANCORPORATION AND SUBSIDIARIES
                                    CONSOLIDATED STATEMENT OF INCOME
                                               (Unaudited)

                                                             THREE MONTHS ENDED      NINE MONTHS ENDED
                                                                SEPTEMBER 30,          SEPTEMBER 30,
                                                             ------------------      -----------------
                                                               1995      1994         1995     1994
                                                             --------  --------      ------   ------
                                                                          (IN THOUSANDS)

INTEREST INCOME:
Interest and Fees on Loans . . . . . . . . . . . . . . .   $ 74,111  $ 63,198     $216,902  $178,040
Interest and Dividends on Investment Securities:
   Taxable . . . . . . . . . . . . . . . . . . . . . . .     14,956    11,046       40,461    34,665
   Tax-Exempt. . . . . . . . . . . . . . . . . . . . . .        340       566        1,340     1,950
Interest and Dividends on Securities Available for Sale:
   Taxable . . . . . . . . . . . . . . . . . . . . . . .     10,020    12,674       32,815    31,735
   Tax-Exempt. . . . . . . . . . . . . . . . . . . . . .        602       335        1,637     1,111
Interest on Trading Account Securities . . . . . . . . .         14        16           37        59
Interest on Federal Funds Sold and
  Other Short-Term Investments . . . . . . . . . . . . .        923       574        3,373     3,083
                                                            -------    ------      -------   -------
     Total Interest Income . . . . . . . . . . . . . . .    100,966    88,409      296,565   250,643
                                                            -------    ------      -------   -------

INTEREST EXPENSE:
Interest on Deposits . . . . . . . . . . . . . . . . . .     39,750    26,765      110,279    76,061
Interest on Federal Funds Purchased and
  Other Short-Term Borrowings. . . . . . . . . . . . . .      2,286     2,949        8,195     6,241
Interest on Long-Term Debt . . . . . . . . . . . . . . .      5,206     3,990       15,685    11,608
                                                            -------    ------      -------   -------
     Total Interest Expense. . . . . . . . . . . . . . .     47,242    33,704      134,159    93,910
                                                            -------    ------      -------   -------

NET INTEREST INCOME. . . . . . . . . . . . . . . . . . .     53,724    54,705      162,406   156,733
Provision for Loan Losses. . . . . . . . . . . . . . . .      1,200     1,695        3,600     6,795
                                                            -------    ------      -------   -------
Net Interest Income After Provision for Loan Losses. . .     52,524    53,010      158,806   149,938
                                                            -------    ------      -------   -------

NONINTEREST INCOME:
Trust Income . . . . . . . . . . . . . . . . . . . . . .      3,000     2,800        8,740     8,501
Service Fees on Deposit Accounts . . . . . . . . . . . .      4,990     4,797       15,112    13,378
Securities Gains . . . . . . . . . . . . . . . . . . . .        789         -        1,610       180
Other Income . . . . . . . . . . . . . . . . . . . . . .      4,992     4,155       12,387    17,921
                                                            -------    ------      -------   -------
     Total Noninterest Income. . . . . . . . . . . . . .     13,771    11,752       37,849    39,980
                                                            -------    ------      -------   -------


NONINTEREST EXPENSE:
Salaries and Employee Benefits . . . . . . . . . . . . .     20,237    21,482       60,625    66,228
Net Occupancy Expense. . . . . . . . . . . . . . . . . .      4,209     4,613       12,995    14,444
Furniture and Equipment Expense. . . . . . . . . . . . .      2,303     2,309        7,032     6,880
Loss on Sale of Assets . . . . . . . . . . . . . . . . .          -    35,390            -    35,390
Restructuring and Other Merger-Related Costs . . . . . .          -    13,565            -    13,565
Other Expenses . . . . . . . . . . . . . . . . . . . . .     11,248    12,085       33,127    38,203
                                                            -------    ------      -------   -------
     Total Noninterest Expense . . . . . . . . . . . . .     37,997    89,444      113,779   174,710
                                                            -------    ------      -------   -------
Income Before Income Taxes . . . . . . . . . . . . . . .     28,298   (24,682)      82,876    15,208
Applicable Income Tax Expense (Benefit). . . . . . . . .     10,160    (6,216)      29,524     7,351
                                                            -------    ------      -------   -------

NET INCOME (LOSS). . . . . . . . . . . . . . . . . . . .   $ 18,138  $(18,466)   $  53,352  $  7,857
                                                             ======    ======      =======   =======
NET INCOME (LOSS) AVAILABLE TO
   COMMON STOCKHOLDERS . . . . . . . . . . . . . . . . .   $ 17,949  $(18,766)   $  52,674  $  6,957
                                                             ======    ======      =======   =======
Net Income (Loss) Per Common Share . . . . . . . . . . .       $.53     $(.57)       $1.56      $.21
Cash Dividends Declared Per Common Share . . . . . . . .        .21       .19          .63       .57
Weighted Average Shares Outstanding. . . . . . . . . . .     33,802    33,124       33,658    32,997


SEE ACCOMPANYING NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                              THE SUMMIT BANCORPORATION AND SUBSIDIARIES
                            CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
                                              (Unaudited)

                                                             THREE MONTHS ENDED      NINE MONTHS ENDED
                                                                SEPTEMBER 30,          SEPTEMBER 30,
                                                             ------------------      -----------------
                                                              1995       1994         1995     1994
                                                             ------     ------       ------   ------
                                                                         (IN THOUSANDS)

BEGINNING BALANCE. . . . . . . . . . . . . . . . . . . .   $467,304  $458,851     $431,570  $439,360

Net Income (Loss). . . . . . . . . . . . . . . . . . . .     18,138   (18,466)      53,352     7,857

Common Stock Issued Under:
   Dividend Reinvestment and Stock Purchase Plan . . . .      3,849     1,563        8,863     3,869
   Stock Incentive Plans . . . . . . . . . . . . . . . .        660     1,664        2,614     3,035

Cash Dividends Declared:
   Adjustable Rate Preferred Stock . . . . . . . . . . .       (189)     (300)        (678)     (900)
   Common Stock. . . . . . . . . . . . . . . . . . . . .     (7,084)   (5,334)     (21,205)  (15,954)

Change in Net Unrealized Gains (Losses)
  on Securities Available for Sale . . . . . . . . . . .      1,905    (8,456)      17,683    (9,245)

Purchase of Treasury Stock . . . . . . . . . . . . . . .          -         -       (1,632)        -
Repurchase of Preferred Stock. . . . . . . . . . . . . .          -         -       (5,984)        -

Acquisition of Lancaster Financial Ltd., Inc.. . . . . .          -         -            -     2,795

Adjustment for the Pooling of a Company with
  a Different Fiscal Year-End. . . . . . . . . . . . . .          -         -            -    (1,295)
                                                            -------   -------      -------   -------
BALANCE, SEPTEMBER 30, . . . . . . . . . . . . . . . . .   $484,583  $429,522     $484,583  $429,522
                                                            =======   =======      =======   =======






SEE ACCOMPANYING NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                              THE SUMMIT BANCORPORATION AND SUBSIDIARIES
                                 CONSOLIDATED STATEMENT OF CASH FLOWS
                                              (Unaudited)

                                                             THREE MONTHS ENDED      NINE MONTHS ENDED
                                                                SEPTEMBER 30,          SEPTEMBER 30,
                                                             ------------------      -----------------
                                                              1995       1994         1995       1994
                                                             ------     ------       ------     ------
                                                                          (IN THOUSANDS)

OPERATING ACTIVITIES:
Net Income (Loss). . . . . . . . . . . . . . . . . . . .  $  18,138  $ (18,466)   $  53,352  $   7,857
Adjustments to Reconcile Net Income to
  Net Cash Provided by Operating Activities:
   Depreciation, Amortization and Accretion. . . . . . .      2,668      5,545        7,920      7,969
   Provision for Loan Losses . . . . . . . . . . . . . .      1,200      1,695        3,600      6,795
   Securities Gains. . . . . . . . . . . . . . . . . . .       (789)         -       (1,610)      (180)
   Decrease (Increase) in Trading Account Securities . .      1,117       (276)         734         94
   Gain on Sale of Loans . . . . . . . . . . . . . . . .     (1,772)      (130)      (2,939)    (2,125)
   Net Decrease (Increase) in Loans Originated for Sale.         52    (16,133)     (17,684)    64,084
   Increase in Accrued Interest Receivable . . . . . . .     (2,771)    (1,612)      (5,176)    (3,547)
   Increase in Accrued Interest Payable. . . . . . . . .        990        846        2,571        850
   Decrease in Other Real Estate Owned . . . . . . . . .      4,471     14,019        9,072     18,997
   (Increase) Decrease in Other Assets . . . . . . . . .     (1,876)    (6,777)       7,844    (24,065)
   Increase in Accrued Expenses and Other Liabilities. .      6,425      5,812        6,627        568
                                                            -------    -------      -------    -------
     Net Cash Provided (Used) by Operating Activities. .     27,853    (15,477)      64,311     77,297
                                                            -------    -------      -------    -------

INVESTING ACTIVITIES:
Net Increase in Loans Made to Customers. . . . . . . . .    (52,770)  (131,390)     (45,140)  (313,294)
Purchases of Investment Securities . . . . . . . . . . .   (146,929)   (13,222)    (440,314)  (375,753)
Maturities of Investment Securities. . . . . . . . . . .     52,980    107,313      137,924    346,599
Proceeds from Sales of Loan Securitization . . . . . . .          -          -            -     35,334
Purchases of Securities Available for Sale . . . . . . .    (11,771)   (30,231)    (130,813)  (643,121)
Maturities of Securities Available for Sale. . . . . . .     33,939     70,684       84,935    511,362
Proceeds from Sales of Securities Available for Sale . .      2,254          -      320,745     81,306
Purchases of Premises and Equipment. . . . . . . . . . .     (1,112)    (6,448)      (4,656)   (11,673)
(Increase) Decrease in Short-Term Investments. . . . . .    (10,002)   109,995      (60,675)   260,835
                                                            -------    -------      -------    -------
     Net Cash (Used) Provided by Investing Activities. .   (133,411)   106,701     (137,994)  (108,405)
                                                            -------    -------      -------    -------

FINANCING ACTIVITIES:
Increase in Deposits . . . . . . . . . . . . . . . . . .    143,771     39,105      231,646     47,144
(Decrease) Increase in Federal Funds Purchased . . . . .    (14,723)  (136,167)     (73,661)    39,990
Long-Term Debt Issued. . . . . . . . . . . . . . . . . .          -     33,812       74,925    364,719
Long-Term Debt Matured or Repurchased  . . . . . . . . .    (46,841)         -     (143,456)  (307,574)
Adjustment Related to Acquisition  . . . . . . . . . . .          -          -            -      2,795
Adjustment for Pooling of Interest Accounting. . . . . .          -          -            -     (2,177)
Cash Dividends Paid. . . . . . . . . . . . . . . . . . .     (7,273)    (5,634)     (21,883)   (16,854)
Common Stock Issued. . . . . . . . . . . . . . . . . . .      4,509      3,227       11,477      6,904
Purchase of Treasury Stock . . . . . . . . . . . . . . .          -          -       (1,632)         -
Repurchase of Preferred Stock. . . . . . . . . . . . . .          -          -       (5,984)         -
                                                            -------    -------      -------    -------
     Net Cash Provided (Used) by Financing Activities. .     79,443    (65,657)      71,432    134,947
                                                            -------    -------      -------    -------
Net (Decrease) Increase in Cash and Due From Banks . . .    (26,115)    25,567       (2,251)   103,839
Cash and Due from Banks at Beginning of Period . . . . .    285,529    276,751      261,665    198,479
                                                            -------    -------      -------    -------
Cash and Due from Banks at End of Period . . . . . . . .  $ 259,414  $ 302,318    $ 259,414  $ 302,318
                                                            =======    =======      =======    =======

SUPPLEMENTAL DISCLOSURES:
Interest Paid. . . . . . . . . . . . . . . . . . . . . .  $  46,252  $  32,858    $ 131,588  $  93,060
Income Taxes Paid. . . . . . . . . . . . . . . . . . . .      4,349        622       17,879     12,788
Loans Transferred to Other Real Estate Owned . . . . . .      3,484      2,197        6,643      4,596
Mortgage Loans Swapped Into
  Mortgage-Backed Securities . . . . . . . . . . . . . .          -          -            -    35,233
Investment Securities Transferred to
  Securities Available for Sale. . . . . . . . . . . . .          -    134,093            -   134,093


SEE ACCOMPANYING NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                           THE SUMMIT BANCORPORATION AND SUBSIDIARIES
                           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                            (Unaudited)

1.   BASIS OF PRESENTATION

The financial statements include the accounts of The Summit Bancorporation and its subsidiaries (the "Company"). All material intercompany balances and transactions have been eliminated in consolidation. In the opinion of the Company, all adjustments (consisting only of normal recurring accruals) which are necessary for a fair statement of the results of the operations for the interim periods have been reflected herein.

2.   ALLOWANCE FOR LOAN LOSSES

The allowance for loan losses is increased by provisions charged to expense and reduced by charge-offs, net of recoveries. The provision for loan losses is based on management's evaluation of the adequacy of the allowance for loan losses. This evaluation encompasses consideration of past loan loss experience, changes in the composition and volume of the credit portfolio, the level and composition of nonperforming loans, the condition of industries experiencing particular financial pressures, the relationship of the current level of the allowance to the credit portfolio and to nonperforming assets, and economic conditions. This evaluation is inherently subjective as it requires material estimates including the amounts and timing of future cash flows expected to be received on impaired loans that may vary significantly.

Effective January 1, 1995, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 114, "Accounting by Creditors for the Impairment of a Loan" and its subsequent amendment, SFAS No. 118, "Accounting by Creditors for the Impairment of a Loan - Income Recognition and Disclosures." Adoption of SFAS No. 114, as amended, prescribes the recognition criteria for loan impairment and the measurement methods for certain impaired loans and loans whose terms are modified in troubled debt restructurings and amends SFAS No. 5, "Accounting for Contingencies," and SFAS No. 15, "Accounting by Debtors and Creditors for Troubled Debt Restructurings."

SFAS No. 114, as amended, addresses the accounting for impaired loans and specifies how allowances for credit losses related to these impaired loans should be determined. SFAS No. 114 sets forth measurement methods for estimating the portion of total loans attributable to impaired loans. It does not address the overall adequacy of the allowance for loan losses, but focuses instead on the allowance for estimated credit losses on impaired loans. It is the Company's responsibility to ensure that the overall allowance for loan losses is adequate to cover all estimated credit losses in the loan portfolio. At September 30, 1995, impaired loans totaled $25.6 million (representing total nonaccrual loans) and the related allowance for loan losses was $2.6 million. Since the Company sufficiently evaluates the adequacy of the allowance for loan losses, the impact of adopting SFAS No. 114, as amended, did not have an effect on the amount of the allowance for loan losses or the existing income recognition and charge-off policies for nonperforming loans.

3.   EARNINGS PER COMMON SHARE

Earnings per common share is computed by dividing net income available to common stockholders by the weighted average number of shares outstanding. Shares issuable under the Stock Incentive Plan have not been included in the calculation of earnings per share since their effect is not material.

4.   RECENT ACCOUNTING PRONOUNCEMENT

On May 12, 1995, the Financial Accounting Standards Board ("FASB") issued SFAS No. 122, "Accounting for Mortgage Servicing Rights." This Statement requires the recognition of mortgage servicing rights as an asset when a mortgage loan is sold or securitized and servicing retained. Also, the Statement requires enterprises to measure the impairment of the servicing rights based on the difference between the carrying amount of the servicing rights and their current value. SFAS No. 122 is to be applied prospectively in fiscal years beginning after December 15, 1995 to transactions in which the Company sells or securitizes mortgage loans with servicing rights retained. The provisions of this Statement should be applied to the measurement of impairment for all capitalized servicing rights, including servicing rights capitalized prior to the initial adoption of this Statement. The Company does not expect the adoption of SFAS No. 122 to have a material effect on its future financial position or results of operations.